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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              December 15, 1998                         1-12261
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               Date of Report                   Commission File Number
      (Date of earliest event reported)




                              SUPERIOR TELECOM INC.
             (Exact name of registrant as specified in its charter)



                  Delaware                            58-2248978
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        (State or other jurisdiction               (I.R.S. Employer
              of incorporation)                 Identification Number)







                                  1790 Broadway
                          New York, New York 10019-1412
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
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              (Registrant's telephone number, including area code)


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Item 8.    Change in Fiscal Year.

     On December 15, 1998, Superior TeleCom Inc., a Delaware corporation (the "Company"), changed its fiscal year end from April 30 to December 31. The Company will report the transition period from May 1, 1998 to December 31, 1998 on Form 10-K for the year ending December 31, 1998.

     The change in fiscal year adopts the calendar year accounting period of the recently acquired Essex International Inc., as well as the substantial majority of the other publicly traded wire and cable companies in the Company's peer group and of the Company's major customers.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 21, 1998               SUPERIOR TELECOM INC.



                                        By: /s/ David S. Aldridge
                                            David S. Aldridge
                                            Chief Financial Officer


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